Exhibit 10.25

CONSENT TO THE AMENDMENT
OF
TERMINATION DATE OF THE
AGREEMENT
BETWEEN
VEMICS INC
AND
EP GLOBAL COMMUNICATIONS, INC.

This Consent to the Amendment of Termination Date of the Agreement Between Vemics Inc. and EP Global Communications, Inc. made as of the 4th day of March 2008, by and between Vemics Inc., having a place of business at 523 Avalon Gardens, Nanuet, NY 10954, (hereinafter referred to as “Vemics”) and EP Global Communications, Inc., located at 65 East Route 4, River Edge, New Jersey, (hereinafter referred to as “EP Global"), with reference to the following:

WITNESSETH:

WHEREAS, Vemics and EP Global had entered into a Agreement dated November 3, 2005 (the "Agreement”) by and between the parties known as Vemics, Inc. and EP Global Communications, Inc.; and

WHEREAS, Vemics and EP Global mutual desire to amend the termination date of the Agreement from November 1, 2007 to October 31, 2010.

NOW THEREFORE, in consideration of the payment by EP Global to Vemics of ten dollars (“10.00”) and premises and the mutual agreements hereinafter set forth, and for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

1.
Except to the extent modified or amended herein, all of the terms, covenants and conditions contained in the Agreement dated November 3, 2005 are hereby ratified and shall remain in full force and effect.

2.
Vemics and EP Global hereby consent to amend the terms and conditions of the Agreement to amend the end date of Agreement from November 1, 2008 to October 31, 2010 and all terms and conditions of the Agreement relating to this shall be deemed so amended.

IN WITNESS WHEREOF, Vemics and EP Global have duly executed this Amendment to the Agreement as of the date first written above.

VEMICS, INC                                                                                                  EP GLOBAL COMMUNICATIONS, INC

By:/s/ Fred Zola                                                               By: /s/ Joseph Valenzano
      Fred Zolla, CEO                                                                                                Joseph Valenzano, CEO